Exhibit 99.2
Goodrich Corporation First Quarter 2009 Results April 23, 2009

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's April 23, 2009 First Quarter 2009 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Commercial Aerospace Environment

2009 and on Market Outlook February vs. Current February Outlook Current Outlook February Outlook Current Outlook February Outlook Current Outlook Comments GDP - IMF Outlook 2009 @ 0.5% 2010 @ 3% 2009 @ (1%)-(0.5%) 2010 @ 1.5-2.5% More recovery in 2011 IMF data - others more negative Large OE Build 2009 @ ~960 - 970 2009 @ ~960 - 970 2010 - Lower 777 rates announced, Potential for lower rates on other models 787 deliveries will help offset decline in more mature airplanes ASM's 2009 @ -4% Recovery in 2010 and beyond 2009 @ -5 - 8% 2010 @ approximately flat Recovery in 2011 IATA Forecast for 2009 currently expects reduction of more than -5% Military/Space Growth Goodrich growth expected to be 5% Goodrich growth expected to be 8% President's budget proposal provides support to Helicopters and ISR programs

2009 and on Commercial Aftermarket Outlook February vs. Current February Outlook Current Outlook Comments Freight Traffic Declines in ATK similar to passenger ATK's down 25% in first 3 months of 2009 Some indicators that freight traffic has bottomed Business Jets Decline of approximately 20% in OE Decline in all sizes, total decline significantly in excess of original estimates Flight hours down >20% Environment significantly worse than planned Parked Newer Aircraft Assumed parked A320's, 737NG's would be returned to service very quickly Approximately 200 total A320's, 737NG's currently parked. Appear to be taking longer to return to service Approximately 3% of entire fleet is temporarily parked Aircraft Cycles Assumed no decline in cycles for newer aircraft Airlines with only newer aircraft forced to decrease cycles to reduce capacity Biggest impact may be in Asia

2009 Market Outlook First Quarter 2009 Summary Observations Aftermarket Sales declining more rapidly than expected Regional/Business & Freighter markets materially worse Business & freighter capacity not included in ASM metric Starting to see parking/lower cycles on A320/737NG Military & Space sales more robust than expected Focus on helicopter and ISR programs benefits Goodrich F-35 has higher content per plane than the F-22 C-17 - even if production of US aircraft ends, additional foreign sales are possible Aftermarket should continue to be strong Boeing and Airbus production rate for 2010 and beyond remains uncertain 777 rate change in June not expected to materially impact Goodrich Continued uncertainty on single-aisle rates for both manufacturers

Financial and Operational Highlights

First Quarter 2009 Highlights Successfully sold $300 million in 10-year senior unsecured notes at a coupon of 6.125 percent Lowest coupon debt in Goodrich's long-term debt portfolio A portion will be used to repay $120 million debt issue maturing in May 2009 The remainder adds to an already excellent liquidity position and provides financial flexibility Selected by Bombardier to design and produce the high lift actuation system for the new Bombardier CSeries family of commercial aircraft Expected to generate more than $750 million in original equipment and aftermarket revenue over 20 years. Selected to deliver broad maintenance, repair and overhaul (MRO) services for TransAsia Airways' fleet of seven Airbus A320 family aircraft Flight hour-based support agreement Includes Goodrich sensors, actuation, engine control and electrical power products Covers the aircraft for an initial period of three years

First Quarter 2009 Results First Quarter 2009 Results First quarter 2009 sales of $1,696 million decreased 3 percent compared to first quarter 2008 sales of $1,745 million Including significant sales declines associated with the residual impact of the Boeing strike Compared to the first quarter 2008, sales were reduced by approximately $100 million for impacts of FX and formation of the engine controls JV with Rolls-Royce First quarter 2009 net income per diluted share of $1.35 increased 10 percent compared to first quarter 2008 net income per diluted share of $1.23 First quarter 2009 total segment operating income margin was 17.2 percent, compared to 17.3 percent in the first quarter 2008 Higher 2009 pension expense reduced first quarter 2009 margins by 1.7%, compared to first quarter 2008 Net cash provided by operating activities, minus capital expenditures, of $33 million

Full Year 2009 Outlook Full Year 2009 Outlook Sales outlook of approximately $6.9 billion - a decrease of approximately 2 - 3% compared to 2008 results Large commercial OE sales expected to be approximately flat Regional, business and general aviation OE sales expected to decrease by more than 20% Large commercial, regional business and general aviation aftermarket sales expected to decrease 5 - 8% Double digit decreases in sales supporting freighters and regional, business and general aviation airplanes Assumes ASMs decrease by 5 - 8% in 2009 compared to 2008 Sales outlook includes unfavorable sales impacts, compared to 2008, for: Approximately $219 million (3% of sales) related to foreign currency exchange rate impacts, and Approximately $150 million (2% of sales) related to the formation of the Rolls-Royce engine controls joint venture Outlook for net income per diluted share of $4.50 - $4.75, including: Higher pension expense of $0.52 per share, compared to 2008 pension expense Compared to the prior outlook, expected benefit of $0.15 - $0.20 related to full year 2009 tax rate of about 30 - 31% and an expected benefit related to the resolution of issues relating to certain non-operating items, compared to the full year 2008 Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 1st Qtr 2009 1st Qtr 2008 Change Sales $1,696 $1,745 (3%) Segment operating income $292 $302 (3%) - % of Sales 17.2% 17.3% -0.1% Net Income $170 $158 8% Net Income per Diluted Share $1.35 $1.23 10% First Quarter 2009 - Financial Summary Year-over-Year Performance

First Quarter 2009 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Per Diluted Share First Quarter 2008 - Net Income $1,745 $158 $1.23 Overall volume, cost containment, efficiency, mix, share count, other $52 $33 $0.30 Long-term contracts - changes in estimates ($21) ($0.16) Increased pension expense ($18) ($0.15) Decreased R&D expenditures $4 $0.03 Share-based compensation ($4) ($0.03) Foreign exchange translation costs ($77) ($3) ($0.03) Impact related to the engine controls JV ($24) $4 $0.03 Lower effective tax rate $16 $0.13 First Quarter 2009 - Net Income $1,696 $169 $1.35

First Quarter 2009 Year-over-Year Segment Results 1st Quarter 2009 1st Quarter 2008 Change Change Dollars in Millions 1st Quarter 2009 1st Quarter 2008 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 613 $ 632 $ 451 $1,696 $ 682 $ 621 $ 442 $1,745 ($ 69) $ 11 $ 9 ($ 49) (10%) 2% 2% (3%) Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 76 $149 $ 67 $292 $ 74 $ 179 $ 49 $ 302 $ 2 ($ 30) $ 18 ($ 10) 3% (17%) 37% (3%) Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 12.4% 23.5% 14.9% 17.2% 10.9% 28.8% 11.1% 17.3% N/A N/A N/A N/A +1.5% -5.3% +3.8% -0.1%

Summary Cash Flow Information Item (Dollars in Millions) 1st Quarter 2009 1st Quarter 2008 Net Income $170 $158 Depreciation and Amortization $60 $64 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($147) ($73) Deferred income taxes and taxes payable $59 $98 Accrued expenses, other (including pension contributions) ($75) ($96) Cash Flow from Operations $67 $151 Pension Contributions - worldwide ($8) ($9) Capital Expenditures ($34) ($54)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 8 17 8 28 6 11 16 6 First Quarter 2009 Sales by Market Channel Total Sales $1.696 Billion Large Commercial Aircraft Aftermarket 28% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 8% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 27% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 34% Total Commercial OE 33% Total Defense and Space 27%

Sales by Market Channel Full Year 2008 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 1Q 2009* vs. 1Q 2008 1Q 2009 vs. 4Q 2008 Boeing and Airbus - OE Production Aircraft Deliveries (7%) 10% Regional, Business & General Aviation - OE Aircraft Deliveries (2%) (9%) Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size (8%) (2%) Defense and Space - OE and Aftermarket US, UK Defense Budgets 11% (2%) Other IGT, Other (4%) (2%) Goodrich Total Sales (3%) 0% (Flat) *Includes unfavorable sales impacts, compared to 1Q2008, of approximately $100 million related to foreign currency exchange rate impacts and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture

2009 Outlook

2009 Sales Expectations By Market Channel Full Year 2008 Sales Mix Market 2008 Goodrich Growth 2009 Goodrich Expected Growth 9% 16% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 7% -- 9% Regional/Bus/GA OE (Weighted) 23% >(20%) 36% Aftermarket (Commercial/ Regional/Bus/GA) 9% (5 - 8%) 25% Defense and Space OE and Aftermarket 11% ~8% 5% Other 16% ~(6%) 100% Total 10% (2 - 3%)* *Includes unfavorable sales impacts, compared to 2008, of approximately $219 million, or 3 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $150 million related to the formation of the Rolls-Royce engine controls joint venture

Actual 2008 Estimate 2009 B/(W) Sales $7.1B ~$6.9B* (2 - 3%) EPS (Diluted) - Reported $5.35 $4.50 - $4.75 (11 - 16%) Net cash provided by operating activities, minus capital expenditures, as a percent of income from continuing operations 75% >75% N/A Capital Expenditures $285 $220 - $240 ($45 - $65) Effective Tax Rate 30% ~30 - 31% N/A 2009 Outlook Summary ($M) *Includes unfavorable sales impacts, compared to 2008, of approximately $219 million, or 3 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $150 million related to the formation of the Rolls-Royce engine controls joint venture